Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lode-Star Mining Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Walmesley, President, Principal Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 15th day of August 2022

/s/ Mark Walmesley
Mark Walmesley President, Principal Executive Officer, and Principal Accounting Officer

/s/ Samuel Sternheim
Samuel Sternheim Director, Chief Financial Officer, Corporate Secretary, Treasurer